Strategic Combination with Fifth Creek Energy December 6, 2017

Forward‐Looking & Other Cautionary Statements DISCLOSURE STATEMENTS:  Cautionary statement regarding forward‐looking statements:  Throughout this prospectus supplement and the accompanying base prospectus, including in the documents and information incorporated by reference  herein and therein, we make statements that may be deemed “forward‐looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the  Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995. Forward‐looking statements include statements about the closing of the Merger, the timing of  such closing, the expected benefits of the Merger, the closing and effect of the debt exchange (as defined below) and our future strategy, plans, estimates, beliefs, timing and expected performance. All of these types of  statements, other than statements of historical fact included in or incorporated by reference into this prospectus supplement, are forward‐looking statements. In some cases, you can identify forward‐looking statements  by terminology such as “expect”, “seek”, “believe”, “upside”, “will”, “may”, “expect”, “anticipate”, “plan”, “will be dependent on”, “project”, “potential”, “intend”, “could”, “should”, “estimate”, “predict”, “pursue”,  “target”, “objective”, “continue”, the negative of such terms or other comparable terminology. Forward‐looking statements are dependent upon events, risks and uncertainties that may be outside our control. The term “outlook” may be used to indicate our current perspective on possible outcomes in periods  beyond the current fiscal year.  Because statements of this type relate to events or conditions further in the future, they are subject to increased levels of uncertainty. Our actual results could differ materially from those  discussed in these forward‐looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the following risks and uncertainties:  • risks and uncertainties relating to the Merger, including the possibility that the Merger does not close when expected or at all because conditions to closing are not satisfied on a timely basis or at all; • potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Merger; • timing of the Merger; • the possibility that the anticipated benefits of the Merger are not realized when expected or at all, including as a result of the impact of, or problems arising from the integration of the two companies; • the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; • diversion of management’s attention from ongoing business operations and opportunities; • oil,  natural gas liquids (“NGLs”) and natural gas price volatility, including regional price differentials; • changes in operational and capital plans; • costs, availability and timing of build‐out of third party facilities for gathering, processing, refining and transportation; delays or other impediments to drilling and completing wells arising from political or  judicial  developments at the local, state or federal level, including voter initiatives related to hydraulic fracturing; development drilling and testing results;  • the potential for production decline rates to be greater than expected;  • regulatory delays, including seasonal or other wildlife restrictions on federal lands;  • exploration risks such as drilling unsuccessful wells;  • higher than expected costs and expenses, including the availability and cost of services and material and our potential inability to achieve expected cost savings;  • unexpected future capital expenditures; • economic and competitive conditions;  • debt and equity market conditions, including the availability and costs of financing to fund the Company’s operations; • the ability to obtain industry partners to jointly explore certain  prospects, and the willingness and ability of those partners to meet capital obligations when requested; • declines in the values of our oil and gas properties resulting in impairments; • changes in estimates of proved reserves; • compliance with environmental and other regulations; • derivative and hedging activities; • risks associated with operating in one major geographic area; • the success of the Company’s risk management activities; • title to properties, including those to be acquired in the Merger; • litigation, including litigation concerning the Merger; • environmental liabilities ; and  • other uncertainties, as well as those factors discussed in this prospectus and in our Annual Report on Form 10‐K for the year ended December 31, 2016 and our Quarterly Reports on Form 10‐Q for the quarters  ended March 31, 2017, June 30, 2017 and September 30, 2017 under the headings “Cautionary Note Regarding Forward‐Looking Statements” and “Risk Factors” and in other documents incorporated by  reference in this prospectus supplement. 2

Forward‐Looking & Other Cautionary Statements The forward‐looking statements contained in this prospectus supplement are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions  reflect our judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks  and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward‐looking statements contained in  this prospectus supplement are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or that forward‐looking events and circumstances will occur. Actual results  may differ materially from those anticipated or implied in the forward‐looking statements due to many factors including those listed above and in the documents incorporated by reference herein. All forward‐looking  statements contained in this prospectus supplement speak only as of the date of this prospectus supplement and all forward‐looking statements incorporated by reference into this prospectus supplement speak only as  of the dates such statements were made. Readers should not place undue reliance on these forward‐looking statements, which reflect management’s views only as of the date hereof. Other than as required under the  securities laws, we do not intend to, and do not undertake any obligation to, publicly update or revise any forward‐looking statements as a result of changes in internal estimates or expectations, new information,  subsequent events or circumstances or otherwise. These cautionary statements qualify all forward‐looking statements attributable to us or persons acting on our behalf. IMPORTANT ADDITIONAL INFORMATION This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, the Company and Fifth  Creek will cause New BBG to file with the SEC a registration statement on Form S‐4, which will include a prospectus with respect to the shares of New BBG to be issued in the proposed transaction and a proxy statement  of the Company with respect to the obtaining of stockholder approval for the transaction. The Company and New BBG also plan to file other documents with the SEC regarding the proposed merger. After the registration  statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to the stockholders of the Company. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE REGISTRATION  STATEMENT AND PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC  CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors will be able to obtain free copies of the proxy  statement/prospectus and other documents containing important information about New BBG, the Company and Fifth Creek, once such documents are filed with the SEC, through the website maintained by the SEC at  http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at www.billbarrettcorp.com under the tab “Investors” and then under  the tab “SEC Filings” or by contacting the Company’s Investor Relations Department at (303) 293‐9100.  PARTICIPANTS IN THE SOLICITATION New BBG, The Company, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors  and executive officers of the Company is set forth in the Company’s public filings with the SEC, including its definitive proxy statement filed with the SEC on April 6, 2017. Other information regarding the participants in  the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC. Free  copies of these documents can be obtained as described in the preceding paragraph. 3

Transaction Highlights

Creates Leading DJ Basin Pure Play Focused on Rural, Oily Portion of Basin

Bill Barrett Corporation

Highlights

- Strategic combination with Fifth Creek Energy ("Fifth Creek") materially expands DJ Basin footprint
  - ~81,000 net acres in Hereford Field in rural northern Weld County, Colorado
  - 100% operated with high working interest
  - Large institutional and sponsor support of the transaction
  - 2.9 MBoe/d of Q3 2017 net production (72% oil)
- De-risked position offsetting prolific EOG Fairway Field with strong, multi-bench results
  - >310 ft of stacked pay with 2 producing horizontal zones
  - Extensive well control (62 producing SRLs and 7 producing XRLs) and extensive 3D seismic result in low risk development
  - Seven XRLs completed in 2017 with avg. IP30 of 1,052 Boe/d (84% oil) (two-stream basis)
- Contiguous acreage block provides decades of highly economic Niobrara and Codell drilling inventory
  - 1,179 gross drilling locations across primary targets of Niobrara B and Codell; conducive to XRL development
  - Further upside from de-risking of additional Niobrara benches and downspacing opportunities
  - >80% weighted average IRR at NYMEX strip[(1)]
- Existing infrastructure supports development
- Largely undeveloped nature allows BBG to immediately apply established execution skillset and best-in-class cost structure
- Strong pro forma balance sheet underpinned by significant cash position, significant liquidity and improved credit metrics
  - Concurrent with transaction, exchanging $50 mm of 7% Notes for common stock and a common stock offering

Leading Pure Play Asset Base



Albany
Laramie
Larimer
Weld
Hereford Field
~81,000 net acres
1,179 gross locations
Chalk Bluffs
~5,700 net acres
353 gross locations
NE Wattenberg
~64,400 net acres
1,333 gross locations
BBG Acreage
Fifth Creek Acreage

- ~151,100 largely contiguous net acres primed for XRL development
- Decades of drilling inventory – 2,865 gross undeveloped total locations with a 65% weighted average IRR at NYMEX strip[(1)]
- Liquids-rich production base of ~24 MBoe/d (81% liquids, 64% oil)[(2)]
- Robust operating performance drives basin leading operating margins
- Strong balance sheet to fund development and opportunistically pursue additional M&A

(1) NYMEX strip pricing as of 11/24/2017
(2) Includes 2 Mboe/d of production associated with Uinta Basin assets that is expected to be sold before year-end 2017

4

Transaction Overview

Bill Barrett Corporation

Transaction Terms	• 100 mm shares to be issued to Fifth Creek • Combined company initial equity value in excess of $1.0 billion • BBG Unsecured Notes will be left outstanding
Key Asset Information	• ~81,000 net acres in Weld County • Q3 2017 net production of 2,898 Boe/d (72% oil) • YE 2016 proved reserves of 113 MMBoe (75% oil) • 1,179 gross undeveloped locations • 3 wells being completed and 9 wells waiting on completion
Valuation Metrics	• Attractive entry price with adjusted $/net acre of ~$6,900/acre (PDP valued at $30,000 Boe/d) • Transaction is accretive to BBG NAV at current NYMEX strip[(1)]
Management and Governance	• Scot Woodall will serve as CEO and President of the combined company • Current board will be increased by five Fifth Creek nominated directors; Jim W. Mogg will continue to serve as Chairman
Key Conditions and Timing	• Unanimously approved by both boards • BBG shareholder approval required • Regulatory and other customary approvals • Closing expected in late Q1 or early Q2 2018 • NGP locked up for 90 days post closing

Fifth Creek Offset Operators



KAISER-FRANCIS OIL COMPANY
Samson Energy
Laramie
eog resources
Anadarko
FIFTH CREEK ENERGY
EXTRACTION
noble energy
Weld

(1) NYMEX strip pricing as of 11/24/2017.

5

Strategic Rationale

Bill Barrett Corporation

Strategic Fit	• Merger consistent with strategic focus on high-quality, low-risk oil-weighted properties in the DJ Basin • Continues preference for rural, open space assets that allow for XRL development • Dramatically increases scale with 70% increase in gross undeveloped drilling locations • Provides drill-ready opportunity to drive long-term cash flow growth • High-quality asset base to be led by BBG team with established execution track record and peer-leading operating margins of $28.35 per Boe[(1)]
Creates Leading DJ Basin Pure Play with Robust Inventory	• Combined acreage position of 151,100 net acres • 2,865 gross undeveloped locations (~95% XRL) across combined position • Undeveloped inventory represents decades of operated drilling inventory • Strong economics across the portfolio with a 65% weighted average IRR at NYMEX strip[(2)]
Strengthens Balance Sheet	• Credit accretive transaction with pro forma BBG having modest leverage at close and improving metrics going forward with substantially larger scale • Significant liquidity to internally fund development program and 2018 anticipated capital plan • Attractive debt maturity profile with nearest note maturity not until 2022 • Debt exchange and equity offering further strengthens capital structure
Delivers Meaningful Operating Efficiencies	• Applying BBG's leading cost structure and operational momentum to the Fifth Creek asset base will drive significantly enhanced economic returns to shareholders • Transfer of on-going completions optimization & flow back strategy presents substantial upside to resource potential and return profile

(1) Based on company filings and calculated for the third quarter 2017 results. Peers include: BCEI, PDCE, SRCI, XOG
(2) NYMEX strip pricing as of 11/24/2017

6

Successfully Increases Scale & Value 7 Q3 2017 Production (MBoe/d) Net Location Count‐Indicative  Economics NYMEX Strip Price Deck(3) YE 2016 Proved Reserves (MMBoe)(1)DJ Basin Net Acres Gross Undeveloped Locations +112%  +14% +206%  +70%  (1) Proved reserves at YE16 for Bill Barrett Corporation include 12 MMBoe associated with the Uinta Basin and  Fifth Creek YE16 proved reserves are comprised of 97% PUD reserves (both reviewed by NSAI) (2) Includes 2 Mboe/d of production associated with Uinta Basin assets that is expected to be sold before year‐end 2017 (3) NYMEX strip pricing as of 11/24/2017 (4) BBG XRL location base indicative well economics (1) f (2) d (3) D (1) d (2) N (3) I (4) s

Pro Forma Capitalization Improved Leverage & Ample Liquidity to Fund High‐Return Development Plan 8 Pro Forma Capitalization (Excludes Fifth Creek Assumed Debt)Overview of Announced Financings • Uinta sale announced in November 2017 for proceeds  of $110 million subject to normal closing adjustments,  expected to close on or before December 31, 2017 • Raised $105 million of gross proceeds through sale of  common stock (excluding overallotment) • Reduced long term debt by $50 million in a private  exchange of common stock for 7% Senior Notes due  2022 Pro Forma Financial Profile • No near term debt maturities  Nearest note maturity not until 2022 • Improving leverage metrics • Strong liquidity at close to fund development  Uinta Basin divestiture  Equity raise pre funds majority of anticipated 2018/2019  outspend  Minimal anticipated draw on credit facility during near‐term  outspend Continuation of Debt Reduction Track Record Note:  Pro forma for BBG stand‐along financing activities ($ in millions) BBG @ 9/30/2017 Financings PF BBG @  9/30/2017 Cash $156  $207  $363  RCF Borrowings ‐ ‐ ‐ Unsecured Debt 675  (50) 625  Lease Financing  Obligation 2  ‐ 2  Total Debt $677  ($50) $627  Net Debt $522  ($257) $264  Borrowing Base $300  $0  $300  Letters of Credit 26  ‐ 26  Revolver Availability 274  ‐ 274  Liquidity 430  207  637

Fifth Creek Acreage Complementary Rural Position 9 Combined acreage position is rural in nature with no urban exposure or associated development complexities Operate in  rural area of  DJ Basin Favorable  Regulatory  Environment Controllable and  efficient  development Rural PositioningFavorable Development Setting Less Dense < 340k sq. mile More Dense > 3.8mm sq. mile Population Density Laramie BBG Acreage Source: U.S. Census Bureau; 2010 Census

Fifth Creek Position Geological Highlights

Bill Barrett Corporation

Hereford Field Meets All Key Acquisition Criteria

- Hereford Field is where the horizontal Niobrara play kicked off with the "Jake well" in 2009
- Fifth Creek position lies in favorable Thermal Maturity fairway for the Niobrara/Codell petroleum system
- Optimal GOR with 78% crude oil
- HBP Acreage & Proven Production: 2009 to 2012 drilling included 58 Niobrara, 1 Codell and 1 Greenhorn horizontal well
- Early vintage Niobrara wells in Hereford Field have outperformed similar vintage wells in the Fairway Field area to the north
- Fifth Creek 2017 drilling program results are comparable with EOG Fairway Results

DJ Basin Net Pay Map



Silo Field
Fairway Field
Enhanced Maturity & High Niobrara Resistivity Fairway
Jake Well
WYO
CO
Hereford Field
Fifth Creek Position
*Only drilled horizontal wells shown
DJ Geothermal Gradient Map

Source: COGCC and WOGCC

10

Primary Targets Consistent Across Acreage

Bill Barrett Corporation



W
BBC Talmadge
Core Well
E

- Consistent geology from Colorado Hereford Field to Wyoming Fairway Field
- Continuity and consistency of primary targets across acreage position
  - Niobrara B bench thickness range = 100' to 120'
  - Codell thickness range = 17' to 23'
- BBG Talmadge core well on north edge of position: 317 ft of Niobrara & Codell core analyzed with data tied to Petrophysical evaluation
  - Petrophysical analysis confirms pay and resource in place
- Seismic coverage: ~143 square miles of 3D covering majority of acreage block



Fairway Field
Bull Canyon
Hereford Field
Grover
W
E
SHATTO
K2 RANCH
COX
BEVO
SWD
DF RANCH
A
B1
B2
C
C Marl
Ft Hays
Codell
B1/B2
Target
C Marl
Target

11

EOG Active on Acreage Offsetting Hereford 12Source:  EOG earnings presentation published August 2, 2017

Strong Well Results Validate Hereford Field Position

Initial Well Performance Ranks Among the Best in the DJ Basin

Bill Barrett Corporation

1. **Jubilee 154-1034H (Aug-2014)**
IP30: 1,032 Boe/d | 90% Oil
Target: Niobrara | LL: 9,838'

2. **Jubilee 153-1034H (Aug-2014)**
IP30: 710 Boe/d | 90% Oil
Target: Niobrara | LL: 9,051'

3. **Jubilee 151-1034H (Aug-2014)**
IP30: 792 Boe/d | 91% Oil
Target: Niobrara | LL: 9,837'

4. **Windy 508-1806H (Nov-2014)**
IP30: 1,133 Boe/d | 91% Oil
Target: Codell | LL: 9,132'

5. **Windy 01-18H (Mar-2013)**
IP30: 394 Boe/d | 90% Oil
Target: Niobrara | LL: 3,533'

6. **Windy 573-1720H (Jul-2015)**
IP30: 1,086 Boe/d | 81% Oil
Target: Codell | LL: 8,468'

7. **Jubilee 604-2425H (Mar-2016)**
IP30: 1,062 Boe/d | 91% Oil
Target: Codell | LL: 9,006'

8. **Jubilee 529-2227H (Sep-2014)**
IP30: 1,109 Boe/d | 90% Oil
Target: Codell | LL: 8,651'



Legend
Fifth Creek Acreage
Niobrara well
Codell well
Operators
EOG
HRM
Fifth Creek
Laramie
Weld
15N 65W
15N 64W
15N 63W
15N 62W
15N 61W
14N 65W
14N 64W
14N 63W
14N 62W
14N 61W
13N 65W
13N 64W
13N 63W
13N 62W
13N 61W
12N 64W
12N 63W
12N 62W
12N 61W
12N 60W
12N 65W
11N 65W
11N 63W
11N 61W
11N 60W
10N 65W
10N 61W
10N 60W
9N 65W
9N 64W
9N 63W
9N 62W
9N 61W
9N 60W
8N 65W
8N 64W
8N 63W
8N 62W
8N 61W
8N 60W

20. **Critter Creek 278-1527H (Sep-2017)**
IP30: 1,249 Boe/d | 73% Oil
Target: Niobrara | LL: 9,797'

19. **Critter Creek 562-1527H (Sep-2017)**
IP30: 1,348 Boe/d | 83% Oil
Target: Codell | LL: 9,822'

18. **Fox Creek 505-2501H (May-2017)**
IP30: 1,017 Boe/d | 84% Oil
Target: Codell | LL: 9,954'

17. **Fox Creek 501-3403H (Jan-2017)**
IP30: 730 Boe/d | 88% Oil
Target: Codell | LL: 8,902'

16. **Critter Creek 512-1510H (Sep-2017)**
IP30: 1,086 Boe/d | 87% Oil
Target: Codell | LL: 10,129'

15. **Fox Creek 504-2524H (Mar-2017)**
IP30: 847 Boe/d | 88% Oil
Target: Codell | LL: 9,186'

14. **Fox Creek 222-3422H (Mar-2017)**
IP30: 1,089 Boe/d | 88% Oil
Target: Niobrara | LL: 9,100'

13. **Cushing 24-8H (Mar-2012)**
IP30: 647 Boe/d | 95% Oil
Target: Niobrara | LL: 3,886'

9. **Jubilee 541-3502H (Apr-2016)**
IP30: 1,080 Boe/d | 91% Oil
Target: Codell | LL: 9,039'

10. **Jubilee 143-3601H (Oct-2017)**
IP30: 1,075 Boe/d | 97% Oil
Target: Codell | LL: 8,900'

11. **Jubilee 546-3601H(Oct-2017)**
IP30: 1,080 Boe/d | 93% Oil
Target: Codell | LL: 9,500'

12. **Bull Canyon 508-0607H (Dec-2014)**
IP30: 1,004 Boe/d | 88% Oil
Target: Codell | LL: 8,503'

Note: IP30 rates show above calculated on two-stream basis

13

Fifth Creek Undeveloped Well Economics Deep Inventory of High Return Niobrara & Codell Locations 14(1) NYMEX strip pricing as of 11/24/2017 (2) WTI price required for a 10% pre‐tax, pre‐G&A IRR assuming a 20:1 oil to gas price ratio. Fifth Creek XRL (9,500') Type Curves & Economics Niobrara Codell 2‐Phase EUR (MBoe) 400 ‐ 475 475 ‐ 575 % Oil 78% 78% D&C ($mm) $5.1 $5.1 IRR @ NYMEX Strip(1) 59% ‐ 98% 56% ‐ 86% NPV10 @ NYMEX Strip ($mm) $3.0 ‐ $4.7 $3.9 ‐ $5.7 Breakeven Oil Price ($/Bbl)(2) $35 ‐ $40 $30 ‐ $40 Gross Proved Undeveloped Locations 739 440 Net Proved Undeveloped Locations 487 289

$8.25 $6.25 $4.75 $4.75 2014 2015 2016 2017 Efficiencies offset  cost of enhanced  completions Implement Development Efficiencies 15 Hereford Field Development Plan  • Initiate full DSU development • Drill 100% XRL wells (~9,500’ lateral  length)  Replicate cost efficiencies currently  being realized in NE Wattenberg  Achieve similar operational cycle times • Optimize lateral spacing  Develop both Niobrara and Codell  formations • Implement enhanced completions  1,500 – 2,000 pounds of sand per  lateral foot  Reduce frac stage spacing with 80‐90  stages per lateral  Implement enhanced flowback process  BBG NE Wattenberg XRL D&C Cost ($mm) BBG NE Wattenberg Combined Cycle Time (Days) 0 5 10 15 20 25 30 35 40 2014 2015 2016 2017 Drill Days Frac Days Drill Out Days

DJ Basin Infrastructure

Bill Barrett Corporation

DJ Basin Infrastructure / NE Wattenburg

- Addition of Saddlehorn / Grand Mesa oil pipeline in 2016 significantly increased takeaway capacity to ~650 MBbls/d[1]
  - DJ Basin oil production currently in excess of 300 MBbls/d[1]
  - Local refineries and rail provide additional outlets
- Current infrastructure provides multiple outlets out of the basin



BBC Acreage
WELD COUNTY
Pawnee
Buckingham
Pony Express NECL 90 Mbpd
Multiple Rail Facilities ~150 Mbpd
Lucerne
Riverside
Platteville
MORGAN COUNTY
Grand Mesa 150 Mbpd
Saddlehorn 190 Mbpd
White Cliffs 215 Mbpd
Suncor Refinery 100 Mbpd
ADAMS COUNTY

Bill Barrett Midstream Overview

- BBG benefits from having no firm marketing commitments and favorable API gravity crude
  - Acreage position near all pipelines to provide optionality
- Q3 2017 differential averaged $2.06/Bbl
  - 79% improvement in oil differentials since 2015
- Executed agreement for additional gas processing capacity

Fifth Creek Midstream Overview

- No long-term crude contracts or minimum volume commitments
  - Current oil differential of $2.20/Bbl
- Gas gathering and processing with Summit Midstream
  - In November 2017, Summit announced an expansion of its Northern Weld County process complex with a new 60 MMcf/d processing plant that is expected to be placed online by year-end 2018 - brings total Summit processing capacity to 80 MMcf/d.
  - Modest minimum volume commitments associated with Summit Midstream
  - Line pressures are contractually obligated at less than 50 psig

16

(1) COGCC and company estimates

Preliminary 2018 Outlook

Bill Barrett Corporation

- Drilling and Completion Capital
  - Anticipate operating 3 rigs in 2018
  - 2018E capital expenditures of $500 – $600 mm
  - Capital will be allocated to the highest return inventory across the combined position
  - High degree of operational control and proximity of acreage blocks provides ability to opportunistically adjust capital deployment
- Production
  - Net sales production of 11 – 12 MMBoe (~65% oil)
- Actively manage hedge portfolio to support capital program, protect future cash flow and reduce commodity price risk
- Formal 2018 guidance anticipated to be issued post the closing of the Fifth Creek transaction

Net Sales Production (MMBoe)



7.1
6.9
12.0
11.0
BBG 2017 Guidance
2018 Outlook

2018E Production Mix



NGLs
~15%
Natural Gas
~20%
Crude
~65%

Note: 2017 guidance reflects updated guidance as issued by BBG on 10/31/2017, the 2018 preliminary plans assumes full-year outlooks for each company, formal 2018 guidance is anticipated to be issued following the closing of the transaction

17

Value Proposition to BBG Shareholders NYSE: BBG www.billbarrettcorp.com 18 • Combination creates leading DJ Basin pure‐play with high‐quality, oily, rural  acreage that is consistent with strategic focus • Unique opportunity to add a large, undeveloped acreage position at an attractive  cost that is highly complementary to our legacy acreage and credit accretive • Visibility into decades of development drilling – 70% increase to 2,865 gross  undeveloped locations with strong weighted average IRR of 65%  • Contiguous acreage position and operational control allows for returns‐focused  capital allocation flexibility • Ability to immediately transfer superior execution skills and operational expertise  through enhanced completion and flowback techniques to deliver peer‐leading  margins of $28.35 per boe • Balance sheet strength highlighted by improving leverage metrics, no near‐term  debt maturities and strong liquidity to fund development